                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         (as permitted by Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                           ISTA PHARMACEUTICALS, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

        (2)     Form, Schedule or Registration Statement No.:

        (3)     Filing Party:

        (4)     Date Filed:

                           ISTA PHARMACEUTICALS, INC.

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

                                -----------------

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ISTA Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, May 24, 2001 at 10:00 a.m. local time, at Sutton Place, 4500 MacArthur Blvd. Newport Beach, California 92660 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

        1. To elect two Class I directors to serve for terms of three years expiring upon the 2004 Annual Meeting of Stockholders or until their successors are elected.

        2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2001.

        3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        Our Board of Directors recommends that you vote in favor of the foregoing items of business which are more fully described in the Proxy Statement accompanying this notice.

        Only stockholders of record at the close of business on April 12, 2001 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                            FOR THE BOARD OF DIRECTORS


                                            /s/ EDWARD H. DANSE
                                            ----------------------------------
                                                Edward H. Danse
                                                Chief Executive Officer,
                                                President and Board Member

Irvine, California
April 27, 2001

                             YOUR VOTE IS IMPORTANT

        IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           ISTA PHARMACEUTICALS, INC.

                                ----------------

                          PROXY STATEMENT FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001

                                ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed Proxy is solicited on behalf of the Board of Directors of ISTA Pharmaceuticals, Inc. ("ISTA"), for use at the Annual Meeting of Stockholders to be held Thursday, May 24, 2001 at 10:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Sutton Place, 4500 MacArthur Blvd. Newport Beach, California 92660. The telephone number at that location is
(949) 476-2001.

        These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, were first mailed on or about April 30, 2001 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

        Stockholders of record at the close of business on April 12, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 15,504,983 shares of our Common Stock were issued and outstanding and held of record by approximately 231 stockholders. The closing price of the our Common Stock on the Record Date as reported by The National Association of Securities Dealers, Inc. Automated Quotation National Market was $3.55 per share.

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to J.C. MacRae (Attention: Inspector of Elections for ISTA Pharmaceuticals) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

        Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

        The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting and will determine whether or not a quorum is present.

        The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

        While there is not definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

        In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

        Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the two Class I directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders that are intended to be presented by such stockholders at our 2002 Annual Meeting must be received by us no later than January 25, 2002 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our Common Stock as of April 12, 2001, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                                           Number of
                                                         Number of          shares         Approximate
                                                          shares           underlying       Percent
             Name of Beneficial Owner                   outstanding         options          Owned(1)
             ------------------------                   -----------         -------          --------
DIRECTORS AND NAMED EXECUTIVE OFFICERS

  Robert G. McNeil, Ph.D.(2).......................      1,931,134            13,795           12.5%

  Brian H. Dovey(3)................................      1,723,351                             11.1%

  Hampar L. Karageozian............................         63,393           285,288            2.2%

  John H. Parrish(4)...............................        128,392           171,851            1.9%

  Edward H. Danse..................................                          275,557            1.8%

  Charles H. May, O.D.(5)..........................                           32,961            0.2%

  J. C. MacRae.....................................                          141,670            0.9%

  Marvin J. Garrett................................                           77,541            0.5%

  David E. Collins.................................         37,322            29,011            0.4%

  Wayne I. Roe.....................................                           55,801            0.4%

  William S. Craig, Ph.D...........................                           20,134            0.1%

  All directors and executive officers
     as a group (14 persons).......................      3,941,002         1,124,926           32.7%

5% STOCKHOLDERS

  Allergan Pharmaceuticals (Ireland) Ltd., Inc.(6)       1,024,066                              6.6%

---------------

(1) Applicable percentage ownership is based on 15,504,983 shares of Common Stock outstanding as of April 12, 2001, together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission.

(2) Consists of 6,573 shares owned by Sanderling IV Biomedical, L.P., 36,721 shares owned by Sanderling IV Limited Partnership, 5,409 shares owned by Sanderling Feri Trust Venture Partners IV, L.P., 69,347 shares owned by Sanderling Venture Partners IV, L.P., 46,942 shares owned by Sanderling IV Biomedical Co-Investment Fund, L.P., 21,453 shares owned by Sanderling III Biomedical, L.P., 443,544 shares owned by Sanderling III Limited Partnership, 36,751 shares owned by Sanderling Management Company LLC, 116,672 shares owned by Robert

        McNeil c/o Sanderling Ventures, 832,368 shares owned by Sanderling Venture Partners III, L.P., 269,952 shares owned by Sanderling Venture Partners IV Co-Investment Fund, L.P., 4,326 shares owned by Sanderling Management Company F/B/O McNeil and 41,076 shares owned by Sanderling Venture Management F/B/O Middleton. Dr. McNeil shares voting and investment power over all these shares and disclaims beneficial ownership except to the extent of his proportional interest therein. Dr. McNeil's business address is c/o Sanderling Venture Partners, 2730 Sand Hill Road, Suite 200, Menlo Park, California 94024.

(3) Consists of 1,322,671 shares owned by Domain Partners III, L.P., 99,524 shares owned by Domain Partners III Limited Partnership, 130,648 shares owned by Domain Partners III LP Domain Associates, 45,989 shares owned by DP III Associates LP Domain Associates and 4,520 shares owned by DP III Associates, L.P. Brian Dovey is a general partner of Domain Partners III, L.P. and DP III Associates, L.P. Also includes 119,999 shares owned by Domain Associates, LLC of which Mr. Dovey is a managing member. Mr. Dovey shares voting and investment power over all these shares and disclaims beneficial ownership except to the extent of his proportional interest therein. Mr. Dovey's business address is c/o Domain Associates, L.L.C., One Palmer Square, Princeton, New Jersey 08542.

(4) Includes 18,518 shares owned by Christine Parrish, Mr. Parrish's daughter, 18,518 shares owned by Phyllis Parrish, Mr. Parrish's spouse, and 48,888 shares owned by the Parrish Family Trust of which Mr. Parrish serves as a trustee. Mr. Parrish's address is 1246 Virginia Way, La Jolla, California 92037.

(5) Includes 37,040 shares owned by The Charles H. May and Athena M. May Family Trust of which Dr. May is one of the beneficiaries. Dr. May's address is 857 Armada Terrace, San Diego, California 92106.

(6) The address of Allergan Pharmaceuticals (Ireland) Ltd., Inc. is 2525 Dupont Drive, Irvine, California 92612.

COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, officers and beneficial owners of more than 10% of our Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms submitted to us during the year ended December 31, 2000 (the "Last Fiscal Year"), we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with, except that reports on Form 4 were filed late for Sanderling IV Biomedical, L.P., Sanderling IV Limited Partnership, Sanderling Feri Trust Venture Partners IV, L.P., Sanderling Venture Partners IV, L.P., Sanderling IV Biomedical Co-Investment Fund, L.P., Sanderling III Biomedical, L.P., Sanderling III Limited Partnership, Sanderling Ventures Management LLC, Sanderling Ventures Management III, Sanderling Ventures Management IV, Sanderling Venture Partners III, L.P., Sanderling Venture Partners IV Co-Investment Fund, L.P., Sanderling Management Company F/B/O McNeil and Sanderling Venture Management F/B/O McNeil, regarding their respective security holdings.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTOR AND NOMINEES FOR DIRECTOR

        Pursuant to our Restated Certificate of Incorporation and Bylaws, our Board of Directors is authorized to consist of nine persons, divided into three classes serving staggered terms of three years. Currently, there are three directors in Class I, three directors in Class II and three directors in Class
III. Two Class I directors are to be elected at the Annual Meeting, leaving one vacancy on the Board of Directors. Although one vacancy will remain among the Class I directors following the Annual Meeting, the form of proxy delivered with this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named therein. ISTA is currently conducting a search for a suitable candidate for the vacant Class I position. The Class II and Class III directors will be elected at our 2002 and 2003 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the Annual Meeting will hold office until the 2004 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

        In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

        The names of the two Class I nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date, and certain information about them are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

                                                                                       DIRECTOR
NAME                                      AGE   PRINCIPAL OCCUPATION                   SINCE
----                                      ---   --------------------                   -----
NOMINEES FOR CLASS I DIRECTORS

Robert G. McNeil, Ph.D.                   57    General Partner, Sanderling Ventures   1993
John H. Parrish                           58    Chief Executive Officer, Optobionics   1992

CONTINUING CLASS II DIRECTORS

David E. Collins                          66    Chairman, Calypte Biomedical           1998
Edward H. Danse                           48    President and Chief Executive          1997
                                                Officer
Brian H. Dovey                            59    Managing Member, Domain Associates,    1995
                                                L.L.C

CONTINUING CLASS III DIRECTORS

George M. Lasezkay, Pharm.D.              49    Corporate Vice President, Corporate    2000
                                                Development, Allergan, Inc.
Benjamin F. McGraw III, Pharm.D.          52    President and Chief Executive          2000
                                                Officer, Valentis, Inc.
Wayne I. Roe                              51    Retired                                1998

There are no family relationships among any of our directors or executive officers.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

        Robert G. McNeil, Ph.D. has served on our Board of Directors since 1993 and as our Chairman of the Board since 1995. Dr. McNeil has been a general partner with Sanderling Venture Partners, an investment firm specializing in the development of biomedical companies, since 1979. Dr. McNeil received a Ph.D. in Molecular Biology, Biochemistry and Genetics from the University of California, Irvine.

        John H. Parrish has served on our Board of Directors since 1992 and is one of our co-founders. Mr. Parrish served as our President and Chief Executive Officer from 1992 until June 1997. From February 2001 to present he has been Chief Executive Officer of Optobionics, Inc., an opthalmic company. Prior to that, from June 1997 to February 2001, he was Chief Executive Officer of Valley Forge Pharmaceuticals, Inc., an ophthalmic company. Mr. Parrish received a B.S. in Biology/Chemistry from Wake Forest University.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

        David E. Collins has served on our Board of Directors since 1998. From 1989 to 1994, Mr. Collins was President of Schering-Plough Healthcare Products, Inc., a subsidiary of Schering-Plough Corporation. Mr. Collins retired in 1994. Mr. Collins has served as a director of Calypte Biomedical since December 1995. Mr. Collins received a J.D. from Harvard Law School.

        Edward H. Danse has served as our President and Chief Executive Officer and a member of our Board of Directors since June 1997. From 1988 to 1997, Mr. Danse held various senior management positions at Allergan, including President of the Asia Pacific Region from 1996 to 1997. Prior to 1988, he served in various management positions at Bausch & Lomb Incorporated and the Cooper Companies, Inc., both ophthalmic companies. Mr. Danse received a masters degree in International Management from the American Graduate School of International Management, Thunderbird.

        Brian H. Dovey has served on our Board of Directors since 1995. He has been a managing member of Domain Associates, L.L.C., a venture capital firm, since 1988. Mr. Dovey is also currently a director of Connetics Corporation, Align Technology, and Cardiac Science. Mr. Dovey received an M.B.A. from Harvard Business School.

        George M. Lasezkay, Pharm.D. has served on our Board of Directors since June 2000. Since 1989, Mr. Lasezkay has been employed with Allergan, Inc. and is currently Corporate Vice President, Corporate Development. Mr. Lasezkay received a Pharm.D. from State University of New York and a J.D. from the University of Southern California.

        Benjamin F. McGraw, III, Pharm.D. has served on our Board of Directors since April 2000. He has been President, Chief Executive Officer, and Chairman of the board of directors of Valentis, Inc., a biotechnology company, since 1994. Mr. McGraw received a Pharm.D. from the University of Tennessee.

        Wayne I. Roe has served on our Board of Directors since June 1998. He was Senior Vice President for United Therapeutics, Inc., a biotechnology company, from November 1999 to November 2000. From November 1988 to March 1999, Mr. Roe founded and served in various management positions at Covance Health Economics, a clinical research organization, last serving as Chairman of the board of directors. Mr. Roe is also currently a director of Aradigm Corp. Mr. Roe received an M.A. in Political Economy from the State University of New York and an M.A. in Economics from the University of Maryland.

VOTE REQUIRED

        The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES AND DIRECTORS COMPENSATION

        Our Board of Directors held eight meetings during 2000. Each director attended at least 75% of the Board and Committee meetings held during fiscal year 2000. The Board has an Audit Committee, Compensation Committee, Nomination Committee, Pricing Committee and a Technology Committee. Each committee is described as follows:

                                                                      NUMBER OF MEETINGS
   NAME OF COMMITTEES AND MEMBERS      FUNCTIONS OF THE COMMITTEES      IN FISCAL 2000
   ------------------------------      ---------------------------      --------------
AUDIT COMMITTEE(1)                     - Recommends to the Board             One
David E. Collins                         the selection of
Brian H. Dovey                           independent auditors
Benjamin F. McGraw                     - Approves the services
                                         performed by the
                                         independent auditors
                                       - Assists the Board in
                                         reviewing and evaluating
                                         ISTA's accounting
                                         policies, internal
                                         control and financial
                                         reporting practices

COMPENSATION COMMITTEE                 - Reviews and approves the          None(2)
Benjamin F. McGraw*                      executive compensation
Brian H. Dovey                           policies
George M. Lasezkay                     - Administers the employee
Robert G. McNeil, Ph.D.                  stock option and stock
                                         purchase plans

NOMINATION COMMITTEE                   - Reviews and makes                 None
Edward H. Danse                          recommendations regarding
Brian H. Dovey                           candidates for service on
Benjamin F. McGraw                       the Board of Directors
Robert G. McNeil, Ph.D.                - Considers nominees
                                         recommended by
                                         stockholders(3)

PRICING COMMITTEE                      - Determined the terms of            Three
Brian H. Dovey                           the initial public
Robert G. McNeil, Ph.D.                  offering
John H. Parrish


TECHNOLOGY COMMITTEE                   - Reviews and makes                   Two
Robert G. McNeil, Ph.D                   recommendations regarding
John H. Parrish                          research and development
Wayne I. Roe                             activities, clinical
                                         studies, and regulatory
                                         matters

----------
* Chairman

(1)     The Audit Committee has adopted a charter, which is attached as Appendix
        A. ISTA's securities are listed on The Nasdaq Stock Market and are governed by its listing standards. All the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

(2) The Compensation Committee executed seven actions by written consent during 2000.

(3) If you want to recommend a nominee to the Nomination Committee for consideration at the time of the 2002 Annual Meeting of Stockholders, you must submit your recommendation in writing to the President of ISTA at our principal executive offices.

COMPENSATION OF DIRECTORS

        Our non-employee directors currently receive $2,500 in cash compensation from us for their service as members of the Board of Directors for each Board meeting attended. All non-employee directors are reimbursed for certain expenses in connection with attendance at board and committee meetings. During 2000, we granted one non-employee director an option to purchase 148,148 shares of common stock at an exercise price of $0.76 per share. The shares subject to the option were fully vested. We also granted another non-employee director an option to purchase 53,333 shares of common stock at an exercise price of $0.76 per share. The options vest over a four year period and are all currently exercisable. Our 2000 Stock Plan provides for annual grants of options to purchase common stock to our directors commencing with our 2001 annual meeting.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

                              CERTAIN TRANSACTIONS

        The following is a description of transactions in 2000 to which we have been a party, in which the amount involved exceeded $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements that are described under "Compensation of Directors" and "Executive Officer Compensation."

STOCKHOLDER PARTICIPATING IN OUR INITIAL PUBLIC OFFERING

        The following holders of more than 5% of our capital stock, and their affiliate entities, purchased shares in our initial public offering in August, 2000:


   STOCKHOLDER                                              COMMON STOCK
   -----------                                              ------------
   Allergan Pharmaceuticals (Ireland) Ltd. Inc.               285,714
   Sanderling III Limited Partnership                          16,822
   Sanderling IV Biomedical, L.P.                              42,558
   Sanderling Venture Partners III                             12,888
   Sanderling Venture Partners IV                               2,398
   Sanderling III Biomedical, L.P.                              5,593
   Sanderling IV Limited Partnership                           10,535
   Sanderling Venture Partners IV Co-Investment Fund, L.P.      5,235
   Sanderling Venture Partners III, L.P.                       27,005
   Sanderling Venture Partners IV, L.P.                        32,409
   Sanderling Feri Trust Venture Partners IV, L.P.              2,996
   Sanderling IV Biomedical, L.P.                              10,513
   Domain Partners III, L.P.                                   99,524
   3i Bioscience Investment Trust PLC                          52,857
   Dionis Trust, Gordon Gund & Llura Liggett Gund TTEE         95,238

These shares were purchased on the same terms as all other shares sold in our initial public offering.

COLLABORATION WITH ALLERGAN

        In March 2000, we entered into a collaboration with Allergan for the marketing, sale and distribution of Vitrase(R). As a part of our collaboration, ISTA issued 1,776,199 shares of Series D preferred stock to Allergan at $5.63 per share for proceeds of approximately $10.0 million. These shares were converted into 1,024,066 shares of our common stock upon the closing of our initial public offering.

VISIONEX

        In March 2000, we completed the acquisition of Visionex Pte. Ltd., a Singapore corporation, which has been conducting our Phase II clinical trial of Vitrase in Singapore. Pursuant to the terms of the acquisition, stockholders of Visionex received an aggregate of 3,319,363 shares of our Series C preferred stock, which converted into 2,458,787 shares of common stock in connection with our initial public offering, in exchange for all the outstanding shares of Visionex. The following table sets forth the holders of more than 5% of our capital stock who were stockholders of Visionex and the number of shares of Series C preferred stock of ISTA they received in the acquisition:

   STOCKHOLDERS                                            SERIES C PREFERRED STOCK
   ------------                                            ------------------------
   Sanderling Venture Partners III L.P.                         121,163
   Sanderling III Limited Partnership                            62,763
   Sanderling Ventures Mgmt LLC                                   9,173
   Sanderling III Biomedical, L.P.                               20,882
   Sanderling Venture Partners IV, L.P.                         325,788
   Sanderling IV Limited Partnership                            127,098
   Sanderling IV Biomedical, L.P.                               126,828
   Sanderling Feri Trust Venture Partners IV, L.P.               36,146

   Domain Partners III LP                                       401,046
   Old Court Limited                                            414,919
   DP III Associates, L.P.                                       13,875

   Citiventure Private  Participations III Limited              284,973
   KME Venture III LP                                            15,958
   Chancellor Venture Capital II LP                             113,989

PRIMA PHARM

        We have entered into a Manufacture and Supply Agreement with Prima Pharm, Inc. pursuant to which Prima Pharm formulates and fills dose specific vials of hyaluronidase used in our clinical trials. In 2000, we paid Prima Pharm $288,000 for its services as a contract manufacturer. Hampar L. Karageozian, our Senior Vice President of Discovery and Chief Technical Officer, owns approximately 26% of Prima Pharm.

LOANS FROM STOCKHOLDERS

        In January 2000, we borrowed $1,000,000 from entities associated with Sanderling Venture Partners. These loans carried a 9% interest rate and were repaid in March 2000.

EXECUTIVE OFFICERS

        The following table sets forth information as of December 31, 2000 regarding our executive officers:

                NAME               AGE                              POSITION(s)
                ----               ---                              -----------
Edward H. Danse................    48    President, Chief Executive Officer and Director

J. C. MacRae...................    48    Executive Vice President, Chief Operating Officer and Chief
                                         Financial Officer

Hampar L. Karageozian..........    61    Senior Vice President, Discovery and Chief Technical Officer

Marvin J. Garrett..............    50    Vice President, Regulatory Affairs, Quality & Compliance

William S. Craig, Ph.D.........    50    Vice President, Research and Product Development

David R. Waltz.................    49    Vice President, Finance

Lisa R. Grillone, Ph.D.........    51    Vice President, Clinical Research and Medical Affairs

        Edward H. Danse's business background is supplied above under "Directors Whose Terms Extend Beyond the Annual Meeting."

        J. C. MacRae has served as our Chief Financial Officer since July 1998 and was named Executive Vice President and Chief Operating Officer in January 2000. From 1992 until its acquisition by Urohealth Systems in September 1997, Mr. MacRae was Vice President and Chief Financial Officer for Imagyn Medical, Inc., a manufacturer of proprietary surgical products for the obstetrics and gynecology market. Mr. MacRae received an M.B.A. from the California State University at Fullerton.

        Hampar L. Karageozian has served as our Senior Vice President, Discovery and Chief Technical Officer since 1996 and served as our Vice President of Research and Development from 1992 to 1996. From 1970 to 1992, Mr. Karageozian served in various research and development positions at Allergan, last serving as Senior Vice President of Research & Development for Allergan Optical. Mr. Karageozian received a M.Sc. in Nutritional Biochemistry and Metabolism from the Massachusetts Institute of Technology.

        Marvin J. Garrett has served as our Vice President, Regulatory Affairs, Quality & Compliance since June 1999. From May 1994 to May 1999, Mr. Garrett was Vice President, Regulatory Affairs and Clinical Research for Xoma. From 1990 to 1994, he was President and General Manager of Coopervision Pharmaceutical, a division of the Cooper Companies, Inc. Mr. Garrett received a B.S. in Microbiology from California State University at Long Beach.

        William S. Craig, Ph.D. has served as our Vice President, Research and Product Development since March 2000. From 1996 to December 1999, Dr. Craig was Vice President, Research and Development for Alpha Therapeutics Corporation, a biotechnology company. From 1988 to 1996 he was Senior Director, Research and Development for Telios Pharmaceuticals, Inc., a biotechnology company. Dr. Craig received a Ph.D. in chemistry from the University of California, San Diego.

        David R. Waltz has served as Vice President, Finance since June 2000. From 1981 to 1999, Mr. Waltz served in various finance capacities with Beckman Coulter, Inc., last serving as Finance Director, Far East and Latin America Operations. Mr. Waltz received an M.B.A. from California State University at Northridge.

        Lisa R. Grillone, Ph.D. has served as our Vice President, Clinical Research and Medical Affairs since August 2000. From 1990 to July 2000, Dr. Grillone served in various drug development positions with ISIS Pharmaceuticals,

Inc., last serving as Executive Director, Intellectual Property Licensing. Dr. Grillone received a Ph.D. in Cell Biology and Anatomy from New York University.

EXECUTIVE OFFICER COMPENSATION

        Summary Compensation Table. The following table sets forth information for the years ended December 31, 1998, 1999 and 2000 regarding the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                     ANNUAL COMPENSATION       SECURITIES
                                                  -------------------------    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR        SALARY($)        BONUS($)      OPTIONS       COMPENSATION
---------------------------           ----        ---------        --------      -------       ------------
Edward H. Danse.....................  1998         215,763           8,000          --              --
    President and Chief Executive     1999         258,175              --          --              --
    Officer                           2000         266,000          25,000          --              --



J. C. MacRae........................  1998          88,846(1)           --          --              --
    Executive Vice President,         1999         178,879              --          --              --
    Chief Operating Officer and       2000         220,000          18,600          --              --
    Chief Financial Officer



Hampar L. Karageozian...............  1998         213,969          16,400          --              --
    Senior Vice President,            1999         224,991              --          --              --
    Discovery and Chief Technical     2000         238,654          11,500          --              --
    Officer



Marvin J. Garrett ..................  1999         112,179(2)           --          --              --
    Vice President, Regulatory        2000         218,028           7,500          --              --
    Affairs, Quality and
    Compliance


William S. Craig, Ph.D. ............  2000         143,942(3)           --          --              --
    Vice President, Research and
    Product Development



----------
(1) Mr. MacRae joined ISTA in June 1998. His annualized salary for 1998 was $175,000.

(2) Mr. Garrett joined ISTA in June 1999. His annualized salary for 1999 was $200,000.

(3) Dr. Craig joined ISTA in March 2000. His annualized salary for 2000 was $175,000.

        Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2000 to each of the Named Executive Officers:


                          OPTION GRANTS IN FISCAL 2000

                                                   INDIVIDUAL GRANTS
                                -------------------------------------------------------
                                                % OF                                       POTENTIAL REALIZABLE
                                                TOTAL                                        VALUE AT ASSUMED
                                               OPTIONS                                       ANNUAL RATES OF
                               NUMBER OF       GRANTED                                         STOCK PRICE
                               SECURITIES         TO                                         APPRECIATION FOR
                               UNDERLYING     EMPLOYEES      EXERCISE                        OPTION TERM($)(1)
                                OPTIONS       IN FISCAL       PRICE          EXPIRATION   -----------------------
        NAME                    GRANTED(#)       YEAR         ($/SH)            DATE           5%         10%
        ----                    ----------       ----         ------         ----------   ----------   ----------
J.C. MacRae                      18,519          4.0%         $0.756          1/1/10      $   22,807   $   36,317
William S. Craig, Ph.D.          62,963         13.5%         $0.756          3/28/10     $   77,540   $  123,474
David R. Waltz                   55,556         11.9%         $10.40          7/12/10     $  941,208   $1,498,768
Lisa R. Grillone, Ph.D.         125,000         26.8%         $10.40          8/7/10      $2,117,700   $3,372,200

---------------

(1) The potential realizable value at 5% and 10% annual rates of stock price appreciation for each person is based on the market price of the underlying shares of Common Stock on the date each option was granted.


        The options granted to Mr. MacRae vest in a series of monthly installments over the four years of service following January 1, 2000.

        The options granted to Dr. Craig, Mr. Waltz and Dr. Grillone vest as to 25% of the options following March 28, July 12 and August 7, 2001, respectively, and in a series of monthly installments following March 28, July 12 and August 7, 2001, respectively.

        Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2000, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2000.


                  AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND
                             YEAR-END OPTION VALUES


                                                                 NUMBER OF
                                                           SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                        SHARES                              UNEXERCISED OPTIONS                 IN-THE-MONEY OPTIONS
                       ACQUIRED                           AT DECEMBER 31, 2000(#)            AT DECEMBER 31, 2000($)(1)
                         UPON           VALUE         ------------------------------      ---------------------------------
     NAME             EXERCISE(#)     REALIZED($)     EXERCISABLE      UNEXERCISABLE      EXERCISABLE         UNEXERCISABLE
-----------------     -----------     -----------     -----------      -------------      -----------         -------------
Edward H. Danse           --              --              250,617            141,975       $2,629,975            $1,489,886
J.C. MacRae               --              --              115,353            106,870       $1,210,514            $1,121,494
Hampar L. Karageozian     --              --              275,031             31,636       $3,008,318              $331,988
Marvin J. Garrett         --              --               49,382            120,988         $518,215            $1,269,648
William S. Craig, Ph.D.   --              --                    0             62,963               $0              $660,734


----------------

(1) The fair market value of ISTA Pharmaceuticals, Inc.'s Common Stock at the close of business on December 29, 2000, was $11.25.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The following is provided to stockholders by the members of the Compensation Committee of the Board of Directors:

        The Compensation Committee of the Board of Directors (the "Committee"), comprising four outside directors, is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

        Compensation Philosophy. Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

        - Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

        -       Motivate executives to achieve optimum performance for us;

        - Align the financial interest of executives and stockholders through equity-based plans; and

        - Provide a total compensation program that recognizes individual contributions as well as overall business results.

        Compensation Program. The Committee is responsible for reviewing and recommending to the Board of Directors the compensation and benefits of all of our officers and establishes and reviews general policies relating to compensation and benefits of our employees. The Committee is also responsible for the administration of the 2000 Stock Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

        1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology, pharmaceutical and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

        2. Long-Term Incentives. Our 2000 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2000 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

        In determining Mr. Danse's salary for 2000, the Committee considered competitive compensation data for chief executive officers and presidents of similar companies within the biotechnology and pharmaceutical industry, taking into account Mr. Danse's experience and knowledge. The Committee determined that it was appropriate to increase Mr. Danse's annual salary from $250,000 to $266,000 commencing on January 1, 2000.

SECTION 162(m) OF THE INTERNAL REVENUE CODE LIMITATIONS ON EXECUTIVE
COMPENSATION

        In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the "Code"). Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the our Chief Executive Officer and four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal 2000. Grants under the 2000 Stock Plan will not be subject to the deduction limitation, including the option grant limitations described below.

        Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such person, the 2000 Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 1,000,000 shares of Common Stock. In addition, the 2000 Stock Plan provides that in connection with an employee's initial employment, the employee may be granted an additional 2,000,000 shares of Common Stock.

        The foregoing Committee Report shall not be deemed to be "soliciting material" or deemed to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.


                                            Respectfully submitted,


                                            Benjamin F. McGraw III, Chairman
                                            Brian H. Dovey
                                            George M. Lasezkay
                                            Robert G. McNeil, Ph.D.

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on our Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index ("Nasdaq U.S. Index") and the JP Morgan H&Q Healthcare - Excluding Biotechnology Index ("H&Q Healthcare Index") for the period beginning on August 22, 2000, our first day of trading after our initial public offering, and ending on December 29, 2000.

                                                 Cumulative Total Return
                               ---------------------------------------------------------
                               8/22/2000     8/00      9/00     10/00     11/00   12/00
                               ---------    ------    ------   ------    ------   ------
ISTA PHARMACEUTICALS, INC.      100.00      125.60    136.90   104.76    104.76   107.14
NASDAQ STOCK MARKET (U.S.)      100.00      106.45     92.62    85.00     65.47    61.99
JP MORGAN H&Q HEALTHCARE -
  EXCLUDING BIOTECHNOLOGY       100.00      102.25    108.40   111.90    114.17   118.46

---------------
* The graph assumes that $100 was invested on August 22, 2000 in our Common Stock, the Nasdaq U.S. Index and the H&Q Healthcare Index, and that all dividends were reinvested. No dividends have been declared or paid on our Common Stock. Stock performance shown in the above chart for the Common Stock is historical and should not be considered indicative of future price performance. This graph was prepared by Research Data Group, Inc.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2001, and recommends that stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

        The Audit Committee of the Board of Directors met one time during the 2000 fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter, attached as Appendix A. Each Audit Committee member is qualified as "Independent" as defined by Rule 4200(a)(14) of the National Association of Securities Dealers. The Audit Committee also met on March 14, 2001 and during the meeting reviewed and approved the financial statements and related notes for the year ended December 31, 2000.

FEES BILLED TO US BY ERNST & YOUNG LLP DURING FISCAL 2000

Audit Fees:

        Audit fees billed to us by Ernst & Young LLP for the audit of our 2000 annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $93,350.

Financial Information Systems Design and Implementation Fees:

        We did not engage Ernst & Young LLP to provide services to us regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:

        All other fees billed to us by Ernst & Young LLP during our 2000 fiscal year, including tax related services and our initial public offering, totaled $357,866, of which $350,000 is considered audit related.

AUDIT COMMITTEE REPORT

        The Board of Directors has adopted a written charter for the Audit Committee. The purposes of the Audit Committee are set forth in the Audit Committee Charter, which is attached as Appendix A. The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process.

        As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial reporting process and internal control systems and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent accountants of non-audit services to us is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants, the independent accountant's independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our accountants are in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the most recent fiscal year ended December 31, 2000. We have also recommended the selection of ISTA's independent accountants to the Board of Directors, and based on our recommendation, the Board of Directors has appointed Ernst & Young LLP as ISTA's independent accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment.

                                            Respectfully submitted,


                                            David E. Collins
                                            Brian H. Dovey
                                            Benjamin F. McGraw, III

        Ernst & Young LLP has audited our financial statements annually since our inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during the year.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

OTHER MATTERS

        We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Irvine, California
April 27, 2001

                                   APPENDIX A

                           ISTA PHARMACEUTICALS, INC.
                             a Delaware corporation

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                    PURPOSES

        The purpose of the Audit Committee of the Board of Directors of ISTA Pharmaceuticals, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors' attention.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

        1.      Will be an independent director;

        2. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

        3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

        The responsibilities of the Audit Committee shall include:

        1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

        2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

        3. Reviewing the independent auditors' proposed audit scope, approach and independence;

        4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

        5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

        6. Recommending the appointment of independent auditors to the Board of Directors;

        7.      Reviewing fee arrangements with the independent auditors;

        8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

        9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

        10. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

        11. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

        12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

        13. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

        14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

        15. Reviewing related party transactions for potential conflicts of interest;

        16. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

        17. Performing other oversight functions as requested by the full Board of Directors.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

        The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

        The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                     MINUTES

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ISTA PHARMACEUTICALS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of ISTA Pharmaceuticals, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated April 27, 2001 and hereby appoints
J. C. MacRae, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2001 Annual Meeting of Stockholders of ISTA Pharmaceuticals, Inc. to be held on May 24, 2001 at 10:00 a.m., local time, at the Sutton Place, 4500 MacArthur Blvd. Newport Beach, California 92660 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. Election of Class I Directors

   [ ] FOR    [ ] WITHHOLD

   NOMINEES:  ROBERT G. MCNEIL, Ph.D.          JOHN H. PARRISH

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL'S NAME ABOVE.

2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

   [ ] FOR    [ ] WITHHOLD

                                SEE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE TWO NOMINATED CLASS I DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                           DATE:________________________ , 2001


                                           ------------------------------------
                                                       SIGNATURE(S)

                                           ------------------------------------
                                                       SIGNATURE(S)

  NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.